Exhibit 10.41

AMENDMENT TO CONSULTING AGREEMENT

This AMENDMENT TO CONSULTING AGREEMENT (this “Amendment”) is effective as of June 1, 2017 by and between Pluristem Ltd., a company incorporated under the laws of the State of Israel (the “Company”) and Rose High Tech Ltd., a company incorporated under the laws of the State of Israel (the “Consultant).  Each of the Company and the Consultant shall be referred to collectively as the “Parties” and individually as a “Party.”

W I T N E S S E T H:

WHEREAS, the Company and the Consultant entered into a consulting agreement effective November 10, 2005, which was thereafter amended (the “Original Consulting Agreement”) pursuant to which the Consultant agreed to provide certain services to the Company upon the terms and conditions contained therein; and

WHEREAS, the parties desire to amend certain provisions of the Original Consulting Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties agree with the others as follows:

1. Unless otherwise defined herein, all terms and conditions used in this Amendment shall have the meanings assigned to such terms in the Original Consulting Agreement.

2. Section 3.7 of the Original Consulting Agreement is hereby deleted in its entirety and replaced with the following:

“3.7 The Company shall reimburse the Consultant for all reasonable expenses incurred with respect to the vehicle. The Company shall reimburse the Consultant for all actual maintenance, tax and insurance expenses relating to such vehicle. The Company will reimburse the Consultant for tax amounts paid by the Consultant relating to the vehicle that are required to keep the Consultant Fee unaffected. The Company shall not reimburse the Consultant for the payment of tickets or fines resulting from state and/or municipal traffic violations.”

3. Except as herein amended, the Original Consulting Agreement shall remain in full force and effect.

4. Further Assurances.  Each Party hereto, without additional consideration, shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other Party hereto in order to carry out the provisions and purposes of this Amendment.

5. Counterparts.  This Amendment may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6. Headings.  The headings of Articles and Sections in this Amendment are provided for convenience only and will not affect its construction or interpretation.

7. Waiver.  Neither any failure nor any delay by any party in exercising any right, power or privilege under this Amendment or any of the documents referred to in this Amendment will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege.

8. Severability.  The invalidity or unenforceability of any provisions of this Amendment pursuant to any applicable law shall not affect the validity of the remaining provisions hereof, but this Amendment shall be construed as if not containing the provision held invalid or unenforceable in the jurisdiction in which so held, and the remaining provisions of this Amendment shall remain in full force and effect.  If the Amendment may not be effectively construed as if not containing the provision held invalid or unenforceable, then the provision contained herein that is held invalid or unenforceable shall be reformed so that it meets such requirements as to make it valid or enforceable.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Consulting Agreement to be duly executed as of the day and year first above written.

Company:

Pluristem Ltd.

By: /s/ Yaky Yanay
Name: Yaky Yannay
Title: Co-CEO

 May 5, 2017

By: /s/ Erez Egozi
Name: Erez Egozi
Title: Chief Financial Officer

 May 5, 2017

Consultant:

Rose High Tech Ltd.

By: /s/ Zami Aberman
Name: Zami Aberman
 Title: Chairman

May 5, 2017